SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 30, 2008

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.	Other Events.

In March 2008, Alliance Data Systems Corporation (the “Company”) reported that its board of directors had approved management’s proposed disposition plan related to the Company’s merchant services and utility services business units and beginning with the first quarter of 2008, and for all prior periods, the results of the merchant services and utility services business units have been classified as discontinued operations. Also, beginning with the first quarter of 2008, the Company has reorganized its businesses into four reportable operating segments as follows:

(1)	Loyalty Services, which includes the Company’s Canadian AIR MILES® Reward Program;

(2)	Epsilon Marketing Services;

(3)	Private Label Services, which includes transaction processing, customer care and collections services for the Company’s private label retail card programs; and

(4)	Private Label Credit, which includes risk management solutions, account origination and funding services for the Company’s private label retail card programs.

In addition, corporate and all other immaterial businesses will be reported collectively as an “all other” category labeled “Corporate/Other.” Neither the reclassification of the Company’s merchant services and utility services business units as discontinued operations nor the reorganization of the Company’s reportable operating segments had an impact on the Company’s net income. The merchant services and utility services business units were reported as discontinued operations and the four new reportable operating segments were presented in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008.

The rules of the Securities and Exchange Commission (“SEC”) require the re-issue of the Company’s previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations if those financial statements are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. Accordingly, the following items of the Company’s Annual Report on Form 10-K are being re-issued to reflect the presentation of merchant services and utilities services as discontinued operations and the four new reportable operating segments and are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

•	Part I, Item 1—Business

•	Part II, Item 6—Selected Financial Data

•	Part II, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Part II, Item 8—Financial Statements and Supplementary Data

With the exception of the activities and events relating to termination of the proposed merger pursuant to which the Company was to be acquired by affiliates of The Blackstone Group L.P. and our discontinued operations, the revised sections of our Annual Report on Form 10-K included in this Current Report on Form 8-K have not otherwise been updated for activities or events occurring after the date this information was presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for items 1, 6, 7, and 8, which are included in this Current Report on Form 8-K), our Quarterly Report on Form 10-Q for the period ended March 31, 2008 and our Current Reports on Form 8-K and any amendments thereto for updated information. Unaffected items of our Annual Report on Form 10-K for the year ended December 31, 2008 have not been repeated in this Current Report on Form 8-K.

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and

Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2007 and Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2008.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this quarterly report reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the termination of the proposed merger with an affiliate of The Blackstone Group L.P., including risks and uncertainties arising from actions that the parties to the merger agreement or others may take in connection therewith. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP

99.1	For the fiscal year ended December 31, 2007:

Part I, Item 1: Revised Business
Part II, Item 6: Revised Selected Financial Data
Part II, Item 7: Revised Management’s Discussion and Analysis of Financial Condition and Results of Operation
Part II, Item 8: Revised Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: May 30, 2008	By:	/s/ EDWARD J. HEFFERNAN
Edward J. Heffernan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP

99.1

For the fiscal year ended December 31, 2007:

Part I, Item 1: Revised Business

Part II, Item 6: Revised Selected Financial Data

Part II, Item 7: Revised Management’s Discussion and Analysis of Financial Condition and Results of Operation

Part II, Item 8: Revised Financial Statements and Supplementary Data

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